Transamerica BlackRock Global Allocation VP

Summary Prospectus
May 1, 2014
Class	Initial & Service
& Ticker	Not Applicable
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2014, and statement of additional information, dated May 1, 2014, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2013, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees[1]	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[2]	0.09%	0.09%
Total annual fund operating expenses[2]	0.81%	1.06%
Fee waiver and/or expense reimbursement	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.77%	1.02%
1	Prior to May 5, 2014, the portfolio will invest its assets in an underlying master fund, the BlackRock Global Allocation V.I. Fund, managed by BlackRock Investment Management, LLC. Management fees reflect the current advisory fee payable by the portfolio and include the management fees borne by the portfolio as the sole shareholder of the Subsidiary (defined below). Transamerica Asset Management, Inc. (“TAM”) has contractually agreed to waive a portion of the portfolio's management fee in an amount equal to the management fee paid to TAM by the Subsidiary. The Subsidiary has entered into a separate contract with the portfolio's investment adviser, TAM, for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the portfolio. This management fee waiver, which is reflected in the “fee waiver and/or expense reimbursement” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
2	Expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$ 79	$287	$512	$1,161
Service	$104	$333	$581	$1,291

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the underlying master fund in which the portfolio previously invested was 53% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), through a fully managed investment policy, utilizes United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The portfolio will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the portfolio can invest in a particular type of asset class. The portfolio generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the portfolio has no geographic limits on where its investments may be located. This flexibility allows the sub-adviser to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the portfolio’s objective.
The portfolio uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the portfolio may emphasize either debt securities or equity securities. The portfolio may also, from time to time, identify certain real assets, such as real estate or precious metals, that the sub-adviser believes will increase in value because of economic trends and cycles or political or other events. The portfolio may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The portfolio can invest in all types of equity securities, including common stock, preferred stock, securities convertible into common stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, the sub-adviser emphasizes stocks that it believes are undervalued. The portfolio may also seek to invest in the stock of smaller or emerging growth companies than it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The portfolio can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset-backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank. The portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities.
The portfolio may engage in short sales. The portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the portfolio does not own declines in value. The portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The portfolio may also make short sales “against the box” without being subject to this limitation.
The portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. The portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts. Principally, derivatives are used to efficiently implement asset allocation views and/or to protect or enhance the value of specific portfolio assets. In addition, the team adheres to all firm-wide policies and regulatory guidelines regarding the segregation of liquid assets.
The portfolio may use derivatives to seek to increase the return of the portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The portfolio may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. The portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The portfolio may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the portfolio and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the portfolio, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as options, swaps and futures that provide exposure to the performance of commodities or the commodities markets. The Subsidiary may also hold cash and invest in other instruments, including fixed income instruments, either as investments or to serve as margin or collateral for its derivative positions. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. However, the Subsidiary complies with asset segregation requirements to the same extent as the portfolio.
The portfolio, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.
The portfolio’s composite benchmark (“Composite Benchmark”) has at all times since the portfolio’s formation included a 40% weighting in non-U.S. securities. The Composite Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500®; 24% of the FTSE World Index (Ex-U.S.); 24% of the Bank of America Merrill Lynch Current 5-year U.S. Treasury Index; and 16% of the Citigroup (non-USD) World Government Bond Index. Under normal circumstances, the portfolio anticipates it will allocate a substantial amount (approximately 40% or more – unless market conditions are not deemed favorable by the sub-adviser, in which case the portfolio would invest at least 30%) – of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; or (iv) issuers doing a substantial amount of business outside the U.S., which the portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The portfolio will allocate its assets among various regions and countries, including the U.S. (but in no event less than three different countries). For temporary defensive purposes, the portfolio may deviate very substantially from the allocation described above.
Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the portfolio to achieve its objective.
Prior to May 5, 2014, the portfolio will seek to achieve its investment objective by investing its assets in an underlying master fund, the BlackRock Global Allocation V.I. Fund, managed by the sub-adviser.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.
•	Cash Management and Defensive Investing – The value of investments held by the portfolio for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the portfolio’s yield will go down. To the extent that the portfolio’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.
•	Commodities – To the extent the portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio's investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
•	Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.
•	Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
•	Currency – The value of the portfolio’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.
•	Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
•	Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The portfolio may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.
•	Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Fixed-Income Securities – The market prices of fixed-income securities may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates in the United States recently have been historically low and are expected to rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Liquidity – Some assets held by the portfolio may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
•	Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The portfolio's investments in loans are also subject to prepayment or call risk.
•	Manager – The sub-adviser to the portfolio actively manages the portfolio’s investments. Consequently, the portfolio is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally and increase market volatility as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Precious Metals-Related Securities – Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
•	Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
•	Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.
•	Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
•	Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio.

•	Subsidiary – By investing in the Subsidiary, the portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and will be subject to the same risks that apply to similar investments if held directly by the portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind and is reportedly reexamining its position with respect to such structures. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
•	Tax – The portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the portfolio’s taxable income or gains and of distributions made by the portfolio.
•	Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•	Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower. Absent any limitation of the portfolio’s expenses, total returns would be lower. Index returns are since the inception of the share class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	09/30/2010	8.85%
Worst Quarter:	09/30/2011	-10.74%

The Composite Benchmark consists of the following: S&P 500®, 36%; FTSE World Index ex-U.S., 24%; Bank of America Merrill Lynch U.S. Treasury current 5-year Index, 24% and Citigroup Non-U.S. Dollar World Government Bond Index, 16%. You cannot invest directly in an index.

Average Annual Total Returns (periods ended December 31, 2013)
	1 Year	Since Inception	Inception Date
Initial Class	14.61%	5.16%	05/01/2011
Service Class	14.43%	10.82%	05/01/2009
FTSE World Index (reflects no deduction for fees, expenses or taxes)	24.67%	16.83%
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	13.67%	12.06%

Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Investment Management, LLC
Portfolio Managers:
Dennis Stattman, CFA, Senior Portfolio Manager since 2009
Dan Chamby, CFA, Portfolio Manager since 2009
Aldo Roldan, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not pay any 12b-1 fees on Initial Class shares through May 1, 2015. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
SPST0514BGA